                                                                    Exhibit 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)              (Zip code)

                           ---------------------------

                                  PRIMEDIA Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3647573
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                       Adams/Intertec International, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              95-3549600
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                            Adams/Laux Company, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              04-3250143
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                            Bacon's Information, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              36-4011543
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                               Canoe & Kayak, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              41-1895510
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                     Channel One Communications Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                              13-3783278
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                                 Climbing, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              41-1885204
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                     Cover Concepts Marketing Services, LLC
               (Exact name of obligor as specified in its charter)

Delaware                                              04-3370389
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                          CSK Publishing Company, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3023395
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                              ENO Productions, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4162379
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                    Films for the Humanities & Sciences, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-1932571
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                         Game & Fish Publications, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4082334
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                         Haas Publishing Companies, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              58-1858150
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                           Hacienda Productions, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4167234
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                                HPC Brazil, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4083040
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                    PRIMEDIA Business Magazines & Media Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              48-1071277
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                          Kitplanes Acquisition Company
               (Exact name of obligor as specified in its charter)

Delaware                                              95-4617433
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                           Paul Kagan Associates, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4140957
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                           PRIMEDIA Enterprises, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4113525
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                     PRIMEDIA Finance Shared Services, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4144616
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                           PRIMEDIA Holdings III, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3617238
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                           PRIMEDIA Information, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3555670
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                            PRIMEDIA Magazines, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3616344
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                         PRIMEDIA Magazine Finance, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-3616343
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                  PRIMEDIA Special Interest Publications, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              52-1654079
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                         PRIMEDIA Workplace Learning LP
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4119787
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                            Bowhunter Magazine, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                          23-2667502
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                     PRIMEDIA Enthusiast Publications, Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                          23-1577768
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                          Communication Concepts, Inc.
               (Exact name of obligor as specified in its charter)

Nevada                                                88-0329261
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                           Cowles History Group, Inc.
               (Exact name of obligor as specified in its charter)

Virginia                                              54-1606227
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                      Symbol Of Excellence Publishers, Inc.
               (Exact name of obligor as specified in its charter)

Alabama                                               63-0845698
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                            The Virtual Flyshop, Inc.
               (Exact name of obligor as specified in its charter)

Colorado                                              84-1318377
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                            Go Lo Entertainment, Inc.
               (Exact name of obligor as specified in its charter)

California                                            95-4301031
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                               Horse & Rider, Inc.
               (Exact name of obligor as specified in its charter)

California                                            33-0480523
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                               IntelliChoice, Inc.
               (Exact name of obligor as specified in its charter)

California                                            77-0168905
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                          Kagan Media Appraisals, Inc.
               (Exact name of obligor as specified in its charter)

California                                            77-0157500
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                              Kagan Seminars, Inc.
               (Exact name of obligor as specified in its charter)

California                                            94-2515843
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                        Low Rider Publishing Group, Inc.
               (Exact name of obligor as specified in its charter)

California                                            95-4307029
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                         McMullen Argus Publishing, Inc.
               (Exact name of obligor as specified in its charter)

California                                            95-2663753
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                          Miramar Communications, Inc.
               (Exact name of obligor as specified in its charter)

California                                            95-2845391
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                             Simba Information, Inc.
               (Exact name of obligor as specified in its charter)

Connecticut                                           06-1281600
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                             Kagan World Media, Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              77-0225377
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                                MediaCentral LLC
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4113602
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                             PRIMEDIA Companies Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              13-4177687
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                           PRIMEDIA Leisure Group Inc.
               (Exact name of obligor as specified in its charter)

Delaware                                              51-0386031
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                          PRIMEDIA Specialty Group Inc.

Delaware                                              36-4099296
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                         PRIMEDIA Membership Clubs Inc.

California                                            33-0759805
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                         Liberty Management Corporation

Pennsylvania                                          23-2241870
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                         Liberty Productions, Inc.

Pennsylvania                                          23-2075682
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                            Pro Associates, Inc.

Pennsylvania                                          25-1587282
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                            New Car Shows, Inc.

Pennsylvania                                          23-2965172
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                        Auto Dealer Services, Inc.

Pennsylvania                                          23-2257923
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

745 Fifth Avenue
New York, New York                                    10151
(Address of principal executive offices)              (Zip code)

                           ---------------------------

                          8-7/8% Senior Notes due 2011
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------- --------------------------------------------
                     Name                                                   Address
--------------------------------------------------------- --------------------------------------------

      Superintendent of Banks of the State of New York    2 Rector Street, New York, N.Y.  10006,
                                                          and Albany, N.Y. 12203

      Federal Reserve Bank of New York                    33 Liberty Plaza, New York, N.Y.  10045

      Federal Deposit Insurance Corporation               Washington, D.C.  20429

      New York Clearing House Association                 New York, New York   10005

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.


2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of July, 2001.

                                           THE BANK OF NEW YORK


                                           By: /s/ MING SHIANG
                                              ----------------------------------
                                               Name:  MING SHIANG
                                               Title: VICE PRESIDENT

                                                                       Exhibit 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                              Dollar Amounts
ASSETS                                                         In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..          $2,811,275
   Interest-bearing balances...........................           3,133,222
Securities:
   Held-to-maturity securities.........................             147,185
   Available-for-sale securities.......................           5,403,923
Federal funds sold and Securities purchased under
   agreements to resell................................           3,378,526
Loans and lease financing receivables:
   Loans and leases held for sale......................              74,702
   Loans and leases, net of unearned
     income............................................          37,471,621
   LESS: Allowance for loan and
     lease losses......................................             599,061
   Loans and leases, net of unearned
     income and allowance..............................          36,872,560
Trading Assets.........................................          11,757,036
Premises and fixed assets (including capitalized
   leases).............................................             768,795
Other real estate owned................................               1,078
Investments in unconsolidated subsidiaries and
   associated companies................................             193,126
Customers' liability to this bank on acceptances
   outstanding.........................................             592,118
Intangible assets......................................
   Goodwill............................................           1,300,295
   Other intangible assets.............................             122,143
Other assets...........................................           3,676,375
                                                                  ---------


Total assets...........................................         $70,232,359
                                                                ===========

LIABILITIES
Deposits:
   In domestic offices.................................         $25,962,242
   Noninterest-bearing.................................          10,586,346
   Interest-bearing....................................          15,395,896
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................          24,862,377
   Noninterest-bearing.................................             373,085
   Interest-bearing....................................          24,489,292
Federal funds purchased and securities sold under
   agreements to repurchase............................           1,446,874
Trading liabilities....................................           2,373,361
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases)...........................           1,381,512
Bank's liability on acceptances executed and
   outstanding.........................................             592,804
Subordinated notes and debentures......................           1,646,000
Other liabilities......................................           5,373,065
                                                                -----------
Total liabilities......................................         $63,658,235
                                                                ===========

EQUITY CAPITAL
Common stock...........................................           1,135,284
Surplus................................................           1,008,773
Retained earnings......................................           4,426,033
Accumulated other comprehensive income.................               4,034
Other equity capital components........................                   0
----------------------------------------------------------------------------
Total equity capital...................................           6,574,124
                                                                -----------
Total liabilities and equity capital...................         $70,232,359
                                                                ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                                                 Directors
Alan R. Griffith


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